                                                                   EXHIBIT 10.48


                               PLIANT CORPORATION
                            MANAGEMENT INCENTIVE PLAN
                                     ("MIP")
                                     (2001)
=====================================      =====================================

Purpose To provide an attractive and competitive at-risk incentive that recognizes the achievements of individuals and team work groups in the attainment of corporate financial and operating goals.

                ================================================================

Eligibility     Officers of Pliant Corporation (the "Company"), Directors, and
                Plant Managers ("Participants"). At the option of the Chief
                Executive Officer ("CEO"), other employees not normally eligible for this program, may be included. Bonus Target Payment Levels for the plan are as follows:

                           CEO                       75% of Base Salary
                           President & COO           50% of Base Salary
                           Executive Vice President  40% of Base Salary
                           Senior Vice President     35% of Base Salary
                           Vice President            25% of Base Salary
                           Director/Plant Manager    15% of Base Salary


                ================================================================

Summary The 2001 Management Incentive Plan ("MIP") is designed to provide incentive compensation based on the alignment and combination of three factors: achievement of individual goals, the Team Work Group Goal, and Company EBITDA goals.

                The 2001 Company Operational Plan is the result of the collective input of the MIP Participants' individual goals and Team Work Group Goals. Each Participant's individual goals and Team Work Group Goal have been extracted from the Operational Plan and are shown on Exhibit A (see "Individual Goals and Team Work Group Goal for 2001"). Also shown on Exhibit B are the Company's EBITDA goals (see "2001 EBITDA Goals").

                In order to receive an award under the MIP a Participant must first be able to demonstrate achievement of his/her individual goals. The Participant and his/her supervisor should meet monthly, and after the end of the calendar quarter, to discuss achievements of the goals outlined under the "Individual Goals and Team Work Group Goal for 2001" portion of Exhibit A. A form will be provided, on which the Participant's monthly achievements and a short narrative of the results, can be written. If these goals have not been met, the Participant will not be eligible to receive an award under the MIP.

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Management Incentive Plan (MIP) 2001
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                Once the Participant has established achievement of the
                individual goals, the MIP award will be determined by the Company's level of achievement relative to the EBITDA goals for the quarter. Awards will be paid at the Participant's Bonus Target Payment Level when the EBITDA Target Level has been reached. IF THE COMPANY'S EBITDA TARGET LEVEL IS NOT MET, NO BONUS AWARDS WILL BE PAID. Additional percentages will be added to the Bonus Award for levels above the Target. Exhibit B outlines these increases in the Participant's Bonus Award percentages when achievements greater than the EBITDA Target Level are reached. Awards under the Plan will be distributed on a quarterly basis.

                An additional component to the Bonus Award is the achievement of the Team Work Group Goal. Individual goals and the Team Work Group Goal are combined to comprise the percentage of the Participant's Bonus Award according to the Bonus Target Payment Level shown below:

                        DIRECTOR/PLANT MANAGER LEVEL

-------------------------------------------------------------------------------------------------------------
                                    % EMPHASIS            X TARGET BONUS LEVEL      PERCENT OF BONUS AWARD
                                                              PERCENTAGE =
-------------------------------------------------------------------------------------------------------------
INDIVIDUAL GOALS +                      50                         15                         7.5
-------------------------------------------------------------------------------------------------------------
TEAM WORK GROUP GOAL =                  50                         15                         7.5
-------------------------------------------------------------------------------------------------------------
   TOTAL                                100                        15                          15
-------------------------------------------------------------------------------------------------------------

                        VICE PRESIDENT LEVEL

-------------------------------------------------------------------------------------------------------------
                                    % EMPHASIS            X TARGET BONUS LEVEL      PERCENT OF BONUS AWARD
                                                              PERCENTAGE =
-------------------------------------------------------------------------------------------------------------
INDIVIDUAL GOALS +                      25                         25                        6.25
-------------------------------------------------------------------------------------------------------------
TEAM WORK GROUP GOAL =                  75                         25                        18.75
-------------------------------------------------------------------------------------------------------------
   TOTAL                                100                        25                         25
-------------------------------------------------------------------------------------------------------------

                        SR. VICE PRESIDENT AND ABOVE LEVEL*

-------------------------------------------------------------------------------------------------------------
                                    % EMPHASIS            X TARGET BONUS LEVEL      PERCENT OF BONUS AWARD
                                                              PERCENTAGE =
-------------------------------------------------------------------------------------------------------------
INDIVIDUAL GOALS +                       0                         35                          0
-------------------------------------------------------------------------------------------------------------
TEAM WORK GROUP GOAL =                  100                        35                         35
-------------------------------------------------------------------------------------------------------------
   TOTAL                                100                        35                         35
-------------------------------------------------------------------------------------------------------------

* At the EVP level this is 40%; The COO and CEO levels are based on achievement of EBITDA targets.

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Management Incentive Plan (MIP), 2001
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                Once the EBITDA Target Level is reached a Participant may
                receive a Bonus Award based on achievement of Individual Goals, if they are met, but may not receive a Bonus Award on the Team Work Group Goal, if that goal is not met.

                Lack of achievement under the "Individual Goals and Team Work Group Goal for 2001" portion of the plan during one quarter of the year will not preclude a Bonus Award being paid during subsequent calendar quarters of the year if the individual goals and Team Work Group Goal are met during those quarters. However, there are no "clawback rights" for quarters where achievement is not reached.

                ================================================================

Plan Term       The MIP for 2001 shall be in effect from January 1, 2001 to
                December 31, 2001 (the "Plan Term").

                ================================================================

Distribution    Quarterly Bonus Award distributions will be paid within 45 days of the close of the calendar quarter.

                ================================================================

Separations     Except as set forth below, in order to be eligible to receive
                Bonus Awards under the MIP, a Participant must be employed by the Company on the last day of the calendar quarter for which an award is payable to receive a Quarterly Bonus Award. If a Participant retires during the Plan Term (and qualifies for an immediate pension under the Pliant Corporation Defined Benefit
                Pension Plan), dies, or becomes disabled (as defined under the Company's Long Term Disability Plan), he/she will receive a pro rata portion of the MIP Bonus Award on the actual days worked during the Plan Term. Distributions will be made at the same time as for all other Participants in the MIP. If a Participant's employment is terminated at any time prior to the end of the quarter or the Plan Term, by the employee or by the Company, with or without cause, for any reason other than retirement, death, or disability, the Participant shall not be eligible to participate in the MIP, shall not receive any MIP
                Award for such calendar quarter or thereafter, and shall forfeit any rights he/she may have had in the MIP.

                ================================================================

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Management Incentive Plan (MIP), 2001
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General Provisions

                1. Job Change. Eligible officers and executives who become eligible to participate in the MIP by reason of a job change will be eligible for a prorated bonus Award based on the actual days worked during the Plan Term. In the case of job changes involving a change in the Bonus Target Payment level, the Participant will receive the new level based on the actual days worked during the Plan Term at the new level.

                2. Disciplinary Action. In order to participate in the MIP, the Participant must not have been subject to any disciplinary action during the Plan Term.

                3. No Employment Right. Participation in the MIP shall not confer on a Participant any right to continue in the employment of the Company, nor shall it interfere with the Company's right to terminate the employment of a Participant at any time, for any reason.

                4. Non-transferability. A Participant shall not have any right to assign, transfer, pledge, or hypothecate any benefits or payments under the MIP, other than by will or by the laws of descent and distribution.

                5. Creditors. Award payments held by the Company before distribution shall not be subject to execution, attachment or similar process at law or in equity.

                6. Withholding. The Company will deduct and withhold all federal, state, and local taxes, and any employee benefit related withholdings, required to be withheld with respect to the payment of any award.

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Management Incentive Plan (MIP), 2001
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                7.      Definitions.

                                EBITDA          Earnings calculated in
                                                accordance with GAAP, before
                                                interest expense, income taxes,
                                                depreciation and amortization
                                                (and after accruals for Awards
                                                paid under the MIP).

                                Team Work       A goal assigned to members of a
                                Group Goal      particular work group. This goal
                                                is a part of the Company's
                                                overall Operational Plan.

                ================================================================

Modification    The Company may modify, supplement, suspend, or terminate the
of the MIP      MIP at any time without the authorization of Participants, to the extent allowed by the law. No modification, suspension, or termination shall adversely alter or affect any right or obligation under the MIP that existed prior to such modification, supplement, suspension or termination. The
                Company's Board of Directors will determine the effect on incentives of any such event and make adjustments and/or payments as it, in its sole discretion, determines appropriate.

                ================================================================

Other Subject to the control of the Executive Committee of the Board of Directors, the Company's CEO will exercise exclusive control over the MIP. The CEO will have sole discretion to calculate and adjust EBITDA amounts used in calculating MIP Bonus Awards.

                The MIP shall be governed by and construed under the laws of the State of Utah.